Exhibit 99.1

STOCKHOLDER AGREEMENT

STOCKHOLDER AGREEMENT, dated as of December 22, 2004 (the “Agreement”), between the undersigned holder (the “Holder”) of shares of the common stock, $0.10 par value (the “Company Common Stock”), of SI Technologies, Inc., a Delaware corporation (the “Company”), and Vishay Intertechnology, Inc., a Delaware corporation (“Parent”).

RECITALS

The Company, Parent and SI Acquisition Corp., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), propose to enter into an Agreement and Plan of Merger dated the date hereof (the “Merger Agreement”; capitalized terms not otherwise defined herein being used herein as therein defined), pursuant to which Merger Sub would be merged (the “Merger”) with and into the Company, and each outstanding share of Company Common Stock would be converted into the right to receive the Merger Consideration; and

The Holder is the beneficial owner of the number of shares of Company Common Stock and options or rights to acquire shares of Company Common Stock (such Company Common Stock, options, rights and any other securities of the Company hereafter acquired by the Holder, the “Subject Securities”) set forth on the signature page to this Agreement; and

As a condition of its entering into the Merger Agreement, Parent has requested the Holder to agree, and the Holder has agreed, to enter into this Agreement.

AGREEMENT

NOW, THEREFORE, the parties hereto agree as follows:

1. Agreement to Vote Shares. Prior to the Termination Date (as hereinafter defined), at every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, the Holder shall vote, or shall cause to be voted, all Subject Securities that are voting securities and that it beneficially owns at the time of any such vote: (i) in favor of adoption of the Merger Agreement and approval of the Merger and any matter necessary to facilitate the Merger and (ii) against (w) approval of any Acquisition Proposal made in opposition to or in competition with the Merger, (x) any merger, consolidation, sale of assets requiring stockholder approval, reorganization or recapitalization of the Company (including, without limitation, an Alternative Transaction) with any person other than Parent or its affiliates, (y) any dissolution, liquidation or winding up of the Company, and (z) any other proposal or transaction that would in any manner impede, frustrate, prevent or nullify, or result in a breach of any covenant, representation or warranty or other agreement or obligation of the Company under or with respect to the Merger Agreement or any of the transactions contemplated thereby (each of the foregoing in this clause (ii) is hereinafter referred to as an “Opposing Proposal”).

2. Agreement Not to Solicit. Prior to the Termination Date, the Holder, in Holder’s capacity as a stockholder of the Company, will not, and will not permit any investment banker, attorney or other adviser or representative acting on its behalf or any other entity under its control to, directly or indirectly: (1) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Securities Exchange Act of 1934, as amended, and the SEC’s rules and regulations thereunder) with respect to an Opposing Proposal or otherwise encourage or assist any person in taking or planning any action that would constitute an Opposing Proposal; or (2) initiate a stockholders’ vote or action by written consent of the Company’s stockholders with respect to an Opposing Proposal. Notwithstanding the restrictions set forth in this Section 2, the Holder may exercise his fiduciary duties in his capacity as a director or an officer with respect to the Company as opposed to taking action with respect to the direct or indirect ownership of the Subject Securities, and no such exercise of fiduciary duties shall be deemed a breach of, or a violation of the restrictions contained in, this Agreement, provided that such fiduciary duties are exercised in accordance with Section 4.02 of the Merger Agreement.

3. Agreement Not to Transfer Securities. Prior to the Termination Date, the Holder will not (i) under any circumstances, effect any sale, exchange, pledge, disposition or other transfer or encumbrance (a “Sale”) of any of the Subject Securities or any interest therein, or consent to any Sale of the Subject Securities or any interest therein, to or in favor of any person, or enter into any contract, option or other agreement with respect to any such Sale, in each case in connection with an Opposing Proposal, (ii) subject to clause (i) above, effect a Sale of any of the Subject Securities or any interest therein, or consent to any Sale of the Subject Securities or any interest therein, to or in favor of any person, or enter into any contract, option or other agreement with respect to any such Sale, unless, prior to any such Sale or the entering into of any such contract, option or other agreement, such person shall have agreed in a writing, in form and substance reasonably acceptable to Parent, for the benefit of and delivered to Parent, to be bound by all of the provisions of this Agreement applicable to the Holder, (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to any of the Subject Securities, (iv) deposit any of the Subject Securities into a voting trust or enter into a voting agreement or arrangement with respect to any of the Subject Securities or (v) take, or refrain from taking, any other action that would in any way restrict, limit or interfere with the performance of the obligations of the Holder under this Agreement.

4. Stop Transfer. The Company agrees with, and covenants to, Parent that the Company shall not register the transfer of any certificate or agreement representing any of the Subject Securities, unless such transfer is made to Parent or otherwise in compliance with this Agreement. The Holder acknowledges that the Subject Securities may be placed by the Company on the “stop-transfer list” maintained by the Company’s transfer agent until this Agreement is terminated in accordance with its terms.

5. Agreement Not to Exercise. Prior to the Termination Date, the Holder will not under any circumstances exercise any options, warrants or other rights to acquire shares of Company Common Stock held by such Holder as of the date hereof or hereafter acquired by such Holder, provided that nothing contained in this Section 5 shall prevent the Holder from receiving the Merger Consideration owing to such Holder pursuant to the terms of Section 1.06 of the Merger Agreement.

6. Certain Events. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Company Common Stock, or the acquisition of additional shares of Company Common Stock or other securities or rights of the Company by the Holder, the number of shares of Company Common Stock set forth on the signature page hereto shall be adjusted appropriately, and this Agreement and the obligations hereunder shall attach to any additional shares of Company Common Stock or other securities or rights of the Company issued to or acquired by the Holder.

7. Assignment; Binding Agreement. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by either of the parties without the prior written consent of the other party, except (i) by laws of descent and (ii) that Parent may assign, in its sole discretion, any and all of its rights, interests or obligations under this Agreement to any subsidiary of Parent. This Agreement shall be binding upon, and shall inure to the benefit of, the Holder and his, her or its heirs, guardians, estate, administrators, personal representatives, successors and permitted assigns and Parent and its successors and permitted assigns.

8. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier or sent by electronic transmission, with confirmation received, to the telecopy numbers specified below:

If to the Holder, at the address appearing on the signature page beneath the Holder’s name, with a copy to:

Troy & Gould PC

1801 Century Park East, 16th Floor

Los Angeles, CA 90067-2367

Telecopier No.: (310) 789-1231

Telephone No.: (310) 789-2367

Attention: Alan Spatz, Esq.

If to Parent:

Vishay Intertechnology, Inc.

63 Lincoln Highway

Malvern, PA 19355

Telecopier No.: (610) 889-2151

Telephone No.: (610) 644-1300

Attention: Richard N. Grubb

With a copy to:

Kramer Levin Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022

Telecopier No.: (212) 715-8000

Telephone No.: (212) 715-9100

Attention: Abbe L. Dienstag, Esq.

or to such other address or telecopy number as any party may have furnished to the other parties in writing in accordance herewith.

9. Option. In the event of a willful breach of this Agreement by the Holder, Parent shall have the option, effective as of the date of this Agreement and exercisable until the Termination Date, to purchase the shares of Company Common Stock held by the Holder at an exercise price equal to the price per share payable to stockholders pursuant to the Merger Agreement, subject to adjustment as provided in Section 1.06(f) thereof.

10. Specific Performance. The parties hereto agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

11. Amendment. (a) This Agreement may not be amended or modified, except by an instrument in writing signed on behalf of each of the parties hereto.

(b) No provision of this Agreement may be waived by either party hereto, except by an instrument in writing signed on behalf of the party granting such waiver.

12. Governing Law; Consent of Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of law provisions. Each party hereto hereby irrevocably submits to the jurisdiction of any State or Federal court sitting in the State of Delaware in any action or proceeding arising out of or related to this Agreement, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such State or Federal court. Each party hereto hereby irrevocably consents to the service of process, which may be served in any such action or proceeding by certified mail, return receipt requested, by delivering a copy of such process to such party at its address specified in Section 8 or by any other method permitted by law.

13. Counterparts. This Agreement may be executed by facsimile and in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement.

14. Further Assurances. Upon request of Parent, the Holder will execute and deliver any additional documents and take such further actions as may reasonably be deemed by Parent to be necessary or desirable to carry out the provisions hereof.

15. Termination. (a) This Agreement shall terminate on the date (the “Termination Date”) which is the earlier of (i) the date on which the Effective Time occurs or (ii) the date of termination of the Merger Agreement in accordance with its terms.

(b) Upon any termination of this Agreement as provided in this Section 14, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby on the part of any party hereto or any of its directors, officers, partners, stockholders, employees, agents, advisors, representatives or affiliates; provided, however, that nothing herein shall relieve any party from any liability for such party’s willful breach of this Agreement; and provided further that nothing herein shall limit, restrict, impair, amend or otherwise modify the rights, remedies, obligations or liabilities of any person under any other contract or agreement, including, without limitation, the Merger Agreement.

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IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written.

VISHAY INTERTECHNOLOGY, INC.

By:
Name:
Title:

THE HOLDER:

Name:

Address:

Number of Shares of Company Common
Stock:

Number of Options or Rights to Acquire
Company Common Stock:

Acknowledged and Agreed to

as to Section 4:

SI TECHNOLOGIES, INC.

By:
Name:
Title: